Orrstown Financial Services, Inc.


ORRSTOWN BANK

MISSION: *"We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust."*

VISION: *"We aspire to be the financial institution of choice focused on quality client service, innovative solutions and sound financial advice."*

Presentations Given Third Quarter 2020

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

Cautionary Note Regarding Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; and to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions; and to realize cost saves from our branch consolidation efforts. Factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2019 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if Orrstown's underlying assumptions prove to be incorrect, actual results may differ materially from what Orrstown anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Orrstown does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Orrstown to predict those events or how they may affect it. In addition, Orrstown cannot assess the impact of each factor on Orrstown's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Orrstown or persons acting on Orrstown's behalf may issue. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation we refer to adjusted net income, excluding net securities gains, and branch consolidation expenses, and net interest margin, excluding the impact of purchase accounting adjustments for interest accretion, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, see the appendix in this presentation.
We also refer to the Efficiency Ratio as computed and provided by S&P Global Market Intelligence, an organization that provides financial and industry data and analytics to individuals, companies and governments. The appendix in this presentation includes a reconciliation of the data elements used by S&P Global Market Intelligence in their calculations.

Company Overview—Strong Geographically Diverse Markets


NEWPORT
LEBANON
WYOMISSING
HERSHEY
HARRISBURG
CAMP HILL
CARLISLE
MECHANICSBURG
SPRING RUN
ORRSTOWN
SHIPPENSBURG
LITITZ
EAST EARL
NEW HOLLAND
MOUNT JOY
LANCASTER
YORK
CHAMBERSBURG
MERCERSBURG
GREENCASTLE
HAGERSTOWN
COCKEYSVILLE
TOWSON
BALTIMORE
ELLICOTT CITY
PASADENA

Since 2015, Orrstown has invested in markets with higher density, higher household wealth, and strong growth to drive future expansion and enhance geographic diversification.

Orrstown Financial Services, Inc.
Current Footprint

	Geography	2020 Households (#)	5 Year Proj. Gr. (%)	2020 Median HHI ($)	2020 Businesses (#)
Pre-2015	Cumberland, PA	103,264	3.55	73,270	9,335
	Franklin, PA	60,450	1.44	67,030	5,544
	Perry, PA	18,253	1.11	69,103	1,424
	Washington, MD	56,913	1.87	64,813	5,612
	Frederick, MD	95,182	5.03	97,619	9,478
Since 2015	Lancaster, PA	205,626	2.29	69,608	19,739
	Berks, PA	157,402	1.25	66,616	15,067
	Dauphin, PA	115,602	1.96	66,540	11,833
	York, PA	174,095	1.58	69,716	14,726
	Anne Arundel, MD	217,334	3.72	103,745	20,430
	Baltimore, MD	324,746	1.58	80,027	28,508
	Baltimore, MD (City)	241,282	-1.11	52,534	22,617
	Howard, MD	120,273	5.08	119,437	11,530
	Carroll, MD	61,394	2.02	101,065	6,170
	Pennsylvania	**5,110,212**	**0.80**	**64,654**	**496,809**
	Maryland	**2,265,674**	**2.41**	**87,818**	**216,949**
	USA	**125,476,002**	**3.45**	**66,010**	**12,492,759**

Company Overview—Business Model



34 MILES

LEGEND	
Southern Region	Blue
Central Region	Red
Eastern Region	Green
Maryland Region	Gray
Full Service Branch	●
Loan Production Office	▲

Geographic Focus Driven by Relationship Banking Model

- Four geographic regions: Market Presidents have full authority and autonomy (within ERM guidelines)
- Market Presidents are all seasoned best-in-class bankers
- Markets connected by significant highway infrastructure
- Focus on commercial lending & deposits
- Offer full suite of products in every market

Company Overview—Product Suite Provides Expansion Opportunity

COMMERCIAL BANKING

- C&I and CRE Lending
- Treasury Management
- Small Business Lending
- SBA Lending
- Insurance (e.g. key man coverage)

INVESTMENTS & TRUST

- Wealth Management
- Retirement Planning
- Estate Planning
- Trust Services

MORTGAGE BANKING

- Fixed-rate and Adjustable Mortgages
- Purchase and Refinance
- Lot & Land Loans
- Government Programs
- Specialty Programs

PERSONAL BANKING

- Deposit Products and Services
- Mobile and Online Banking
- Digital Wallet and Debit/ATM Cards
- Health Savings Accounts
- Credit Cards
- Personal and Home Equity Loans and Lines of Credit
- Auto Loans (not indirect)

- Not all products to scale in all markets. Opportunity to garner "fair share" of mortgage and Investment/trust business enhances fee income potential.
- 27% of revenues derived from noninterest income sources on a year-to-date basis through 06/30/2020.

Company Overview—Balance Sheet Mix


Loan Mix
(6/30/2020)
Commercial (PPP) 23%
Residential Mortgage 21%
CRE 19%
Commercial (non-PPP) 15%
Consumer/HELOC 9%
Multifamily 5%
Other 3%
Construction 3%
State & Municipal 2%


Deposit Mix
(6/30/2020)
DDA, 19.5%
NOW, 35.1%
MMDA & Savings, 25.5%
Retail CDs, 17.0%
Jumbo CDs, 2.9%

Balance Sheet Management to Defend NIM
→ Allow residential mortgage run-off to fund commercial relationship loans
→ Allow CDs and wholesale deposits to run-off in favor of core deposits
→ Target 90-95% loan-to-deposit ratio

Company Overview—Revenue Mix—2Q20



Net Interest Income, 74%
Noninterest Income, 26%
8%
10%
11%
3%
13%
23%
32%
Service Charges
Interchange Income
Loan Swap Referral Fees
Wealth Management
Mortgage Banking
Gain on Portfolio Loan Sales
Other Income

Opportunity in gaining market share in new markets
→ Wealth management and mortgage not to scale in newer markets
→ Focus on interchange income
→ Continue swap referral income rollout

Right People and Aligned for Success

Name/Title	Banking Experience	Joined ORRF
Thomas R. Quinn, Jr. *President & CEO*	30 years	2009
Thomas R. Brugger *EVP/Chief Financial Officer*	30 years	2019
Barbara E. Brobst *EVP/Chief Human Resources Officer*	38 years	1997
Robert G. Coradi *EVP/Chief Risk Officer*	32 years	2012
Philip E. Fague *EVP/Trust and Wealth Management*	32 years	1988
Robert Fignar *EVP/Operations, Technology, Logistics*	34 years	2018
Jeffrey S. Gayman EVP/Market President	24 years	1996
Christopher Holt EVP/Market President	31 Years	2019
David T. Hornberger EVP/Market President	34 years	2016
Zachary Khuri EVP/Market President	12 years	2019
Adam L. Metz *EVP/Chief Lending Officer*	24 years	2016
Luke Bernstein *EVP/Chief Retail Officer*	6 years	2017
Matthew C. Schultheis, CFA *SVP/IR and Strategic Planning*	26 years	2019

Significant Experience

- Average 26 years of banking experience
- Average 9 years tenure at Orrstown
- Mix of newer and more seasoned employees from larger FI's brings diverse experience and viewpoints
- Range of "other" bank experience from GSIB's to community banks
- All Market Presidents have spent entire career in their "native market"

Incented for Profitability

- Pay for profitability, not growth
- Short term incentives: paid in cash
  - Based on achievable goals
    - ROE
    - Net Income
- Long term incentives: paid in stock
  - 50% of LTI earned annually (vests over three years)
    - ROE
    - Net Income
  - 50% of LTI earned as three year cliff-vested restricted stock units earned on target year performance
    - ROA
- All LTI's have claw back and anti-hedging provisions incorporated

Built to Serve the Communities

Employees

Initiated work-from-home ("WFH") protocol on 3/18/2020 , 67% of employees telecommuted (more than 300)

Continuous (daily/weekly) employee communications throughout WFH period

Re-emphasized availability of employee assistance programs

Updates relative to proliferation of scams and enhanced cybersecurity monitoring

Modification of Paid Time Off program to allow vacation carryover 2020>>2021

Supportive of flex-scheduling for those with dependent, elder care needs as a result of COVID-19 impacts.

Clients & Prospects

First COVID-19 communication on March 12th and 18 formal (and numerous informal) communiques to date

All retail locations with drive-thrus remained open, many with extended hours

For client and employee health and safety, lobby visits and face-to-face interaction by appointment only and if no other feasible alternative

All protective measures in place for eventual return to more normal working environment (social distancing, enhanced cleaning, gloves, polycarbonate shielding, etc.)

Significant PPP producer by asset size with 2,792 loans totaling $459.6 million

Communities

Seen as community leader throughout region with numerous media outreach efforts, including:

- Numerous live interviews and news articles in local and national publications supporting safety protocols
- Only bank in nation at White House business roundtable in support of PPP

- Hosted SBA Administrator, Jovita Carranza, at regional Q&A roundtable

- Continued PA Educational Improvement Tax Credit Program support through "virtual check presentations" of $750,000

- Partnered with the Spanish American Civic Association in Lancaster, PA to ensure outreach to underserved community. Developed Spanish language PPP application and other supporting materials

- Held one of the first virtual annual shareholder meetings on 4/28/2020

Orrstown Bank responded quickly by executing its business continuity plans to protect employees, clients, and the general public while serving all constituents as an essential business

Serving the Community through Payroll Protection Program


2,792
PPP LOANS
(At 6/30/2020)
$459.6
MILLION

KEY TAKEAWAYS: Payroll Protection Program

- Ability to ramp up quickly and assign resources key to Orrstown's PPP success
- All hands on deck approach and solid technology infrastructure enabled bank to outperform most competitors (based on relative size) and resulted in $13.2 million in net fee income to be earned over the life of the loans (two to five years).
- Roughly 60.0% of PPP loans to new clients, many from larger FI's
- Multi-pronged outreach in place and being closely monitored to ensure Bank leverages all new business client opportunities
- While volume has declined materially, Orrstown continues to participate in the PPP program and is adding several additional loans daily

Select Loan Concentrations Analysis

Select Loan Concentrations as of 6/30/2020:	As a Percentage of Total Loans	As a Percentage of Risk-based Capital	COVID-19 Deferrals as a Percentage of Category
Office	8.0%	67.0%	12.0%
Multifamily Residential	5.5%	46.0%	32.7%
Strip Center / Retail	0.5%	21.0%	23.1%
Commercial Construction	2.5%	21.0%	4.2%
Hotel / Motel	2.4% excluding PPP 2.6%	19.9% excluding PPP 22.0%	68.3%
Warehouses	2.3%	19.0%	3.6%
Restaurants & Bars	1.4% excluding PPP 2.4%	11.7% excluding PPP 20.0%	37.8%
Storage Units	1.2%	10.0%	40.6%
Residential Construction	0.4%	3.0%	13.0%

Payment Deferrals	Number	Dollars
Commercial Loans	465	$218.1 million
Consumer Loans	164	$21.2 million

- Commercial Loan deferrals for three month period from date of request
- As of 7/21, <15% of commercial portfolio has requested an additional deferral period, >85% are scheduled to resume contractual payment obligations in Q3 2020
- Impacts of COVID-19 and timing and trajectory of economic recovery remain uncertain and we continue to monitor our portfolio very closely
- Criticized credit balances increased by $67 million in Q2, which included $37 million Hotel, $11 million multi-family, $10 million Car Leasing/Rental, and $4 million in Restaurant outstandings, respectively
- Consumer Loan deferrals for six month period from date of request

Performance Ratios

Profitability Ratios	2015	2016	2017	2018	2019	Growth 1 Year	Growth 3 Year	YTD through 6/30/2020
Reported								
Pre-tax Pre-provision Income	**8.9**	**8.1**	**13.4**	**15.2**	**20.5**	**35%**	**152%**	**16.6**
Pre-tax Pre-provision Inc / Avg Assets	0.72%	0.61%	0.90%	0.89%	0.92%			1.31%
Pre-tax Pre-provision Inc / Avg Equity	6.8%	5.9%	9.5%	10.2%	10.0%			15.0%
Efficiency Ratio	83%	86%	79%	79%	79%			69%
Operating Expense / Average Assets	3.6%	3.6%	3.4%	3.4%	3.5%			2.89%
Core[1]								
Pre-tax Pre-provision Income	**7.0**	**6.7**	**12.2**	**17.4**	**24.7**	**42%**	**268%**	
Pre-tax Pre-provision Inc / Avg Assets	0.57%	0.51%	0.82%	1.02%	1.11%			
Pre-tax Pre-provision Inc / Avg Equity	5.3%	4.9%	8.7%	11.7%	12.0%			
Efficiency Ratio	86%	88%	80%	76%	73%			
Operating Expense / Average Assets	3.6%	3.6%	3.4%	3.2%	3.1%			

1 Non-GAAP based financial measure. Please refer to the appendix for additional information. Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

Value Proposition

As a Percentage of Average Assets	Peers[1]	Orrstown Q1 2020	Orrstown Q2 2020
Net Interest Income	3.27	3.10	3.07
-Loan Loss Provision	0.26	0.16	0.28
+Noninterest Income	0.96	1.20	1.06
-Noninterest Expense	2.70	3.11	2.72
Pretax Net Income	1.26	1.04	1.13
-Income Tax Expense	0.25	0.18	0.19
GAAP Net Income	1.03	0.86	0.94
-Net Securities Gains (2)	0.01	(0.01)	0.00
+Nonrecurring Expenses (3)	0.05	(0.07)	-
Adjusted Net Income (4)	1.07	0.80	0.94

Current below-peer returns are a result of prior investments that have yet to mature, but there is a clear path to improving returns:

- Improve Balance Sheet Mix
- Enhance Fee Income
- Expense control

Orrstown Financial Services, Inc. (ORRF)
Peer Analysis

			Recent Market Performance (as of 07/24/2020)					
Company Name	State	Ticker	Market Value ($000)	Dividend Yield (%)	Price/LTM Earnings (x)	Price/2020 Estimated EPS (x)	Price/ Tangible Book (%)	Core Deposit Premium Per Share (%)
ACNB Corporation	PA	ACNB	196.5	4.4	9.5	NA	99.5	NA
American National Bankshares Inc.	VA	AMNB	255.1	4.7	8.6	8.5	108.3	0.9
Arrow Financial Corporation	NY	AROW	435.6	3.7	11.7	12.1	147.9	5.2
BCB Bancorp, Inc.	NJ	BCBP	154.7	6.3	8.9	18.1	74.2	NA
Bryn Mawr Bank Corporation	PA	BMTC	560.0	3.9	15.5	19.2	138.9	4.5
C&F Financial Corporation	VA	CFFI	108.3	5.1	6.3	NA	69.9	NA
Chemung Financial Corporation	NY	CHMG	132.4	3.8	9.2	9.1	76.8	-2.7
Citizens & Northern Corporation	PA	CZNC	265.5	5.8	13.0	12.3	117.3	NA
CNB Financial Corporation	PA	CCNE	269.2	3.9	7.1	8.4	92.7	-0.8
Codorus Valley Bancorp, Inc.	PA	CVLY	124.0	5.0	13.0	NA	66.3	NA
Evans Bancorp, Inc.	NY	EVBN	121.2	5.0	8.4	9.3	83.5	NA
First Community Bankshares, Inc.	VA	FCBC	376.8	4.7	9.3	10.2	137.6	4.5
First United Corporation	MD	FUNC	76.1	4.7	6.6	NA	70.7	-3.2
Mid Penn Bancorp, Inc.	PA	MPB	151.1	3.9	7.6	8.1	89.0	NA
Peapack-Gladstone Financial Corporation	NJ	PGC	313.3	1.2	9.1	12.2	72.4	-3.3
Penns Woods Bancorp, Inc.	PA	PWOD	147.3	6.3	10.4	NA	104.0	NA
Peoples Financial Services Corp.	PA	PFIS	276.8	3.7	11.4	NA	114.7	NA
Shore Bancshares, Inc.	MD	SHBI	116.6	5.1	7.0	13.2	64.6	NA
Southern National Bancorp of Virginia, Inc.	VA	SONA	222.3	4.5	8.2	16.6	82.3	NA
Univest Financial Corporation	PA	UVSP	463.2	5.1	12.9	19.8	96.7	-0.6
Peer Median			**209.4**	**4.7**	**9.2**	**12.2**	**90.8**	**-0.6**
Orrstown Financial Services, Inc.	**PA**	**ORRF**	**159.6**	**4.9**	**7.0**	**6.9**	**79.5**	**-2.4**

Source: S&P Global

1. Peers as listed in Orrstown Financial Services, Inc. Proxy Statement dated March 22, 2019—ACNB, AMNB, AROW, BCBP, BMTC, CFFI, CHMG, CZNC, CCNE, CVLY, EVBN, FCBC, FUNC, MPB, Old Line Bancshares, Inc., PGC, PWOD, PFIS, SHBI, SONA, UVSP. Peers shown as average over 18 months ended 03/31/2020. 2. Adjusted at 21.0% statutory tax rate. Round to zero in 2Q20 for ORRF 3. Adjusted for a $0.5 million insurance claim recovery at 21.0% statutory tax rate 4. A non-GAAP measure—see the GAAP to non-GAAP reconciliations for Orrstown in the Appendix

For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

Thomas R. Brugger
Chief Financial Officer
tbrugger@orrstown.com
717-510-7131

Matthew C. Schultheis, CFA
Investor Relations
mschultheis@orrstown.com
717-510-7127

Appendix and Supplemental Information

Five Year Trends: Summary Financials

(Dollars in thousands, unless indicated)	2019	2018	2017	2016	2015
Results of Operations:					
Tax-equivalent interest income	94,037	67,084	53,900	44,185	40,666
Interest expense	23,699	13,511	7,644	5,417	4,301
Tax-equivalent net interest income	70,338	53,573	46,256	38,768	36,365
Tax-equivalent adjustment	1,043	1,417	2,447	1,909	1,653
Provision (credit) for loan losses	900	800	1,000	250	(603)
Non-interest income	28,541	21,024	19,949	19,425	18,800
Non-interest expense	77,302	57,935	50,330	48,140	44,607
Income before taxes	19,634	14,445	12,428	7,894	9,508
Income taxes	2,710	1,640	4,338	1,266	1,634
Net income	16,924	12,805	8,090	6,628	7,874
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	253.3	171.7	210.8	185.6	147.6
End of period price per share	$22.62	$18.21	$25.25	$22.40	$17.84
Net income (loss) - basic per share	$1.63	$1.53	$1.00	$0.82	$0.97
Net income (loss) - diluted per share	$1.61	$1.50	$0.98	$0.81	$0.97
Dividends declared per share	$0.60	$0.51	$0.42	$0.35	$0.22
Book value per share	$19.93	$18.39	$17.34	$16.28	$16.08
Period End Balances:					
Assets	2,383,274	1,934,388	1,558,849	1,414,504	1,292,816
Loans & Leases	1,644,330	1,247,657	1,010,012	883,391	781,713
Securities	490,386	465,844	415,308	400,154	394,124
Deposits	1,875,522	1,558,756	1,219,515	1,152,452	1,032,167
Borrowings	249,783	179,378	177,391	112,027	113,651
Shareholders equity	223,249	173,433	144,765	134,859	133,061
Average Balances:					
Assets	2,225,121	1,710,597	1,488,423	1,325,150	1,233,549
Loans & Leases	1,492,815	1,080,443	944,352	833,265	746,368
Securities	499,282	479,517	420,583	360,355	381,668
Deposits	1,843,077	1,377,557	1,197,522	1,092,843	982,996
Borrowings	144,479	165,951	134,150	80,722	107,784
Shareholders equity	206,021	149,662	141,301	137,973	131,453

Data Source: S&P Global Market Intelligence; Prior years have been conformed to the 2019 presentation

Five Year Trends: Key Performance Metrics

(Percent unless indicated)	2019	2018	2017	2016	2015
Performance Ratios:					
Return on average assets	0.76	0.75	0.54	0.50	0.64
Return on average common equity	8.21	8.56	5.73	4.80	5.99
Yield on average interest-earning assets	4.59	4.20	3.90	3.61	3.54
Rate on average interest-bearing liabilities	1.35	0.99	0.65	0.53	0.45
Net interest spread	3.24	3.21	3.25	3.08	3.10
Net interest margin	3.43	3.36	3.35	3.16	3.17
Efficiency ratio	79.01	79.17	78.94	85.53	83.36
Capital Ratios:					
Tier 1 leverage	8.56	8.42	8.95	9.33	9.77
Common equity tier 1 to risk-weighted assets	11.33	12.03	12.11	13.30	14.55
Tier 1 capital to risk-weighted assets	11.33	12.03	12.11	13.30	14.55
Total regulatory capital to risk-weighted assets	14.07	15.56	13.29	14.55	15.81
Average equity to average assets	9.26	8.75	9.49	10.41	10.66
Credit Quality Ratios:					
Allowance for loan loss to loans	0.89	1.12	1.27	1.45	1.74
Nonperforming assets to assets	0.46	0.27	0.69	0.52	1.34
Net charge-offs to average loans and leases	0.02	(0.04)	0.10	0.13	0.08

Data Source: S&P Global Market Intelligence; Prior years have been conformed to the 2019 presentation.

Five Quarter Trends: Summary Financials

(Dollars in thousands, unless indicated)	06/20	03/20	12/19	09/19	06/19
Results of Operations:					
Tax-equivalent interest income	25,252	24,164	24,225	25,044	24,764
Interest expense	4,224	5,705	6,087	6,757	5,957
Tax-equivalent net interest income	21,028	18,459	18,138	18,287	18,807
Tax-equivalent adjustment	230	197	197	208	292
Provision for loan losses	1,900	925	-	300	200
Non-interest income	7,193	7,074	6,882	8,602	7,774
Non-interest expenses	18,431	18,304	19,561	18,140	23,292
Income before taxes	7,660	6,107	5,262	8,241	2,797
Income taxes	1,301	1,039	1,028	1,340	110
Net income	6,359	5,068	4,234	6,901	2,687
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	165.3	154.2	253.3	244.7	246.8
End of period price per share	$14.75	$13.77	$22.62	$21.90	$21.99
Net income - basic per share	$0.58	$0.46	$0.39	$0.63	$0.26
Net income- diluted per share	$0.58	$0.46	$0.38	$0.62	$0.26
Dividends declared per share	$0.17	$0.17	$0.15	$0.15	$0.15
Book value per share	$20.13	$18.81	$19.93	$20.00	$19.59
Period End Balances:					
Assets	1,988,114	1,653,547	1,606,608	1,604,491	1,497,445
Loans & Leases	2,041,317	1,656,948	1,644,330	1,593,105	1,601,670
Securities	483,936	479,599	490,885	481,120	496,930
Deposits	2,251,731	1,897,296	1,875,522	1,923,454	2,015,541
Borrowings	258,395	243,960	249,783	131,604	124,455
Shareholders' equity	225,638	210,570	223,249	223,493	219,868
Average Balances:					
Assets	2,710,594	2,365,803	2,324,160	2,391,131	2,254,657
Loans & Leases	1,988,114	1,653,547	1,606,608	1,604,491	1,497,445
Securities	493,847	500,987	504,571	496,981	497,302
Deposits	2,230,089	1,877,208	1,905,092	2,017,314	1,879,381
Borrowings	228,785	228,677	160,728	116,847	138,574
Shareholders equity	215,209	226,155	223,058	221,250	205,010

Five Quarter Trends: Key Performance Indicators

(Percent unless indicated)	06/20	03/20	12/19	09/19	06/19
Performance Ratios:					
Return on average assets	0.94	0.86	0.72	1.15	0.48
Return on average common equity	11.82	8.96	7.53	12.37	5.26
Yield on average interest-earning assets	4.05	4.46	4.51	4.52	4.78
Rate on average interest-bearing liabilities	0.85	1.24	1.33	1.42	1.34
Net interest spread	3.20	3.22	3.18	3.10	3.44
Net interest margin	3.37	3.41	3.37	3.30	3.63
Efficiency ratio	65.85	72.25	78.93	67.99	88.60
Capital Ratios:					
Tier 1 leverage	7.60	8.50	8.56	8.17	8.46
Common equity tier 1 to risk-weighted assets	11.56	11.22	11.33	11.62	11.23
Tier 1 capital to risk-weighted assets	11.56	11.22	11.33	11.62	11.23
Total regulatory capital to risk-weighted assets	14.43	13.98	14.07	14.50	14.06
Average equity to average assets	7.57	9.56	9.60	9.25	9.09
Credit Quality Ratios:					
Allowance for loan loss to loans	0.86	0.95	0.89	0.93	0.90
Nonperforming assets to assets	0.27	0.34	0.46	0.33	0.21
Net charge-offs to average loans and leases	0.03	(0.05)	0.04	(0.01)	0.01

Data Source: S&P Global Market Intelligence; Dollars in thousands, unless indicated

Performance Trends



Reported: Net Interest Margin (%)
4.00
3.80
3.60
3.40
3.20
3.00
2.80
3.39
3.35
3.36
3.43
3.16
2016
2017
2018
2019
YTD 06/20
ORRF
Peers



Reported: Net Interest Margin (%)
3.80
3.70
3.60
3.50
3.40
3.30
3.20
3.10
3.63
3.37
3.30
3.37
3.41
06/19
09/19
12/19
03/20
06/20
ORRF
Peers



Net Interest Margin (%) (1)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.03
0.21
0.23
3.16
3.35
3.33
3.22
3.16
2016
2017
2018
2019
YTD 06/20
Core NIM
AY



Net Interest Margin (%) (1)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.3
0.19
0.26
0.2
0.27
3.33
3.11
3.11
3.21
3.10
06/19
09/19
12/19
03/20
06/20
Core NIM
AY

1. Net interest margin, exclusive of the impact of purchase accounting adjustments for interest accretion ("Core NIM") is a non-GAAP measure. See the GAAP to non-GAAP reconciliation in the appendix. Prior results have been conformed to the December 2019 presentation.

Performance Trends (Continued)


Reported: ROAA (%)
1.20
1.00
0.80
0.60
0.40
0.50
0.54
0.75
0.76
0.90
2016
2017
2018
2019
YTD
ORRF
Peers


Reported: ROAA (%)
1.50
1.00
0.50
0.00
1.15
0.86
0.94
0.48
0.72
06/19
09/19
12/19
03/20
06/20
ORRF
Peers


Reported: ROAE (%)
12.00
10.00
8.00
6.00
4.00
2.00
0.00
10.36
8.56
8.21
5.73
4.80
2016
2017
2018
2019
YTD 06/20
ORRF
Peers


Reported: ROAE (%)
15.00
10.00
5.00
0.00
12.37
11.82
8.96
5.26
7.53
06/19
09/19
12/19
03/20
06/20
ORRF
Peers

Data Source: S&P Global Market Intelligence

Capital Trends



Leverage Ratio (%)
9.50
9.00
8.50
8.00
7.50
9.33
8.95
8.42
8.56
7.57
2016
2017
2018
2019
YTD 06/20
ORRF
Peers



Leverage Ratio (%)
10.00
9.50
9.00
8.50
8.00
7.50
8.46
8.17
8.56
8.5
7.57
06/19
09/19
12/19
03/20
06/20
ORRF
Peers



Tier 1 Ratio (%)
13.5
13
12.5
12
11.5
11
10.5
10
13.3
12.11
12.03
11.33
11.56
2016
2017
2018
2019
YTD 06/20
Tier 1 Ratio (%)
ORRF
Peers



Tier 1 Ratio (%)
13
12.5
12
11.5
11
10.5
10
11.23
11.62
11.33
11.22
11.56
06/19
09/19
12/19
03/20
06/20
Tier 1 Ratio (%)
ORRF
Peers

Asset Quality Trends



NPAs/ Assets (%)
1.00
0.80
0.60
0.40
0.20
0.00
0.59
0.77
0.33
0.46
0.27
2016
2017
2018
2019
YTD
ORRF
Peers



NPAs/ Assets (%)
1.00
0.80
0.60
0.40
0.20
0.00
0.21
0.33
0.46
0.34
0.27
06/19
09/19
12/19
03/20
06/20
ORRF
Peers



Reserves/ Loans Held For Investment (%)
1.50
1.30
1.10
0.90
0.70
0.50
1.45
1.27
1.12
0.89
0.86
2016
2017
2018
2019
YTD
ORRF
Peers



Reserves/ Loans Held For Investment (%)
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.90
0.93
0.89
0.95
0.86
06/19
09/19
12/19
03/20
06/20
ORRF
Peers

Income Statement Trends

dollars in millions Income Statement	2015	2016	2017	2018	2019	Growth 1 Year	Growth 3 Year
Net Interest Income	34.3	36.5	43.8	52.2	69.3	33%	90%
Non-Interest Income	17.3	18.3	18.8	20.0	23.8	19%	30%
Net Securities Gains	1.9	1.4	1.2	1.0	4.7	372%	234%
Total Revenue	**53.5**	**56.3**	**63.8**	**73.2**	**97.8**	**34%**	**74%**
Non-Interest Expense	44.6	48.1	50.3	54.7	68.3	25%	42%
Merger & Consolidation Charges	0.0	0.0	0.0	3.2	9.0	180%	NM
Total Expenses	**44.6**	**48.1**	**50.3**	**57.9**	**77.3**	**33%**	**61%**
Provision for Loan Losses	-0.6	0.3	1.0	0.8	0.9	13%	260%
Pretax Income	**9.5**	**7.9**	**12.4**	**14.4**	**19.6**	**36%**	**149%**
Net Income	**7.9**	**6.6**	**8.1**	**12.8**	**16.9**	**32%**	**155%**

in dollars							
Core Revenue[1]	51.6	54.9	62.6	72.2	93.1	29%	70%
Core Expense[1]	44.6	48.1	50.3	54.7	68.3	25%	42%
Core Pre-tax Pre-provision Income	**7.0**	**6.7**	**12.2**	**17.4**	**24.7**	**42%**	**268%**
per diluted share							
Core Revenue[1]	6.34	6.74	7.61	8.45	8.85	5%	31%
Core Expense[1]	5.48	5.91	6.12	6.41	6.50	1%	10%
Core Pre-tax Pre-provision Income	**0.86**	**0.83**	**1.49**	**2.04**	**2.35**	**15%**	**185%**

(000's)

1 Non-GAAP based financial measure. Please refer to the appendix for additional information

Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

Balance Sheet Trends

dollars in millions Loan Portfolio Mix	2015	2016	2017	2018	2019	Growth 1 Year	Growth 3 Year
Total Gross Loans	**788**	**886**	**1,016**	**1,251**	**1,654**	**32%**	**87%**
Residential Mortgage	16%	16%	16%	19%	20%		
Home Equity	16%	15%	14%	12%	11%		
Other Consumer	1%	1%	2%	3%	3%		
Total Consumer Loans	**33%**	**32%**	**33%**	**34%**	**34%**		
Construction Loans	**6%**	**3%**	**3%**	**4%**	**3%**		
Commercial Real Estate	43%	49%	49%	45%	46%		
Commercial & Industrial	9%	10%	11%	13%	13%		
Other Commercial	7%	6%	4%	4%	3%		
Total Commercial Loans	**60%**	**65%**	**64%**	**62%**	**62%**		
Total Loans	**100%**	**100%**	**100%**	**100%**	**100%**		

dollars in millions Deposit Portfolio Mix	2015	2016	2017	2018	2019	Growth 1 Year	Growth 3 Year
Total Deposits	**1,032**	**1,152**	**1,220**	**1,559**	**1,876**	**20%**	**63%**
Non-Interest DDA	13%	13%	13%	13%	13%		
Interest DDA	35%	39%	39%	36%	33%		
Total DDA	**47%**	**52%**	**52%**	**49%**	**46%**		
Money Market & Savings	23%	23%	25%	26%	26%		
Total Core Deposits	**70%**	**74%**	**78%**	**75%**	**72%**		
CD	30%	26%	22%	25%	28%		
Total Deposits	**100%**	**100%**	**100%**	**100%**	**100%**		

Capital Adequacy

dollars in millions						Growth	Growth
Capital Adequacy	**2015**	**2016**	**2017**	**2018**	**2019**	**1 Year**	**3 Year**
Tier 1 Capital	123.8	127.0	138.8	160.1	196.5	23%	55%
Tier 2 Capital	10.7	12.0	13.6	46.9	47.6	1%	296%
Total Regulatory Capital	**134.6**	**139.0**	**152.4**	**207.0**	**244.0**	**18%**	**76%**
Tier 1 Leverage Ratio	9.8%	9.3%	9.0%	8.4%	8.6%		
Common Equity Tier 1 Ratio	14.6%	13.3%	12.1%	12.0%	11.3%		
Tier 1 Capital Ratio	14.6%	13.3%	12.1%	12.0%	11.3%		
Total Risk Based Capital Ratio	15.8%	14.6%	13.3%	15.6%	14.1%		

ESG Initiatives and Focus

Environmental	Social	Governance
General Philosophy Environmental responsibility is in alignment with strong business practices and our core values. Being good stewards of the environment, reducing energy consumption and eliminating waste through proactive and conscious planning reduces costs, enhances our profitability and helps mitigate negative environmental impacts.	**General Philosophy** As a community bank, caring for our communities is not a policy, it's part of our DNA and our social responsibilities are included in our mission statement and core values.	**General Philosophy** • Our Governance worldview is best summarized in our Mission statement: We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust. • Our Board actively assesses the Company's strategic direction, growth, financial performance, and risks • We work to align executive compensation with building a company for the long-term benefit of shareholders
Examples of Impact[1] • $8.6 million in loan outstandings for projects that foster positive environmental stewardship (e.g. renewable energy, recycling, etc.) • $164.6 million in small business/Agriculture, SBA 7(a) or 504 (CRE) loans • $6.9 million in PACE (Federal energy efficiency program) investments • Recycling programs at all facilities • Energy efficiency initiative 50% complete and to be completed in 2020 • No direct exposure to fracking or oil extraction industry	• First time homebuyer program and outreach • Free no minimum balance checking • SBA lender—significant PPP results based on relative size of organization • Participant in Baltimore's Healthy Neighborhoods program • $12.0 million in loans to non-profits • Financial literacy programs (kids banking and student banking) launched in April 2019. 43 presentations to classroom since inception • Significant volunteer activity and leadership of socially conscious community organizations • Feet-on-the-ground approach to disaster relief. Filled, drove, and delivered full tractor trailer loads of needed supplies for three different recent hurricanes in Texas, the Carolinas, and the Florida Keys area • Make A Wish Foundation sponsorship	Board Composition: • 91.0% of Board members are independent directors; some live outside the Company's market and bring considerable industry knowledge • 20.0% of independent directors are women • Four new board members over the past three years Board Activity: • All board members have attended at least 75.0% of board and committee meetings over the past year • All board members serve on at least one committee • The Compensation Committee is comprised entirely of independent directors Executive Compensation: • All bonuses have clawback features • Supplemental Executive Retirement Plans (SERPs) are funded through whole life insurance policies on which the Company earns a return and is the beneficiary

Summary Financial Trends / Select Loan Concentrations

dollars in millions (except for per share information) Summary Trends	2015	2016	2017	2018	2019	Growth 1 Year	Growth 3 Year
Assets	1,293	1,415	1,559	1,934	2,383	23%	68%
Net Loans	774	873	1,003	1,237	1,630	32%	87%
Deposits	1,032	1,152	1,220	1,559	1,876	20%	63%
Equity	133	135	145	173	223	29%	66%
Tangible Book Value / Share[1]	16.06	16.14	17.22	16.73	17.51	5%	8%
Diluted Earnings / Share	0.97	0.81	0.98	1.50	1.61	7%	99%
Dividend / Share	0.22	0.35	0.42	0.51	0.60	18%	71%
Market Capitalization	148	186	211	172	253	48%	36%
Employees	302	319	330	376	450	20%	41%

1. Non-GAAP based financial measure. Please refer to the appendix for additional information

GAAP to Non-GAAP Reconciliation

APPENDIX - Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of certain activity on reported results, particularly to overcome comparability issues related to the influence of purchase accounting adjustments for interest accretion on net interest margin.

Taxable-equivalent net interest margin excluding the impact of purchase accounting, as used by the Company in this presentation, is determined by methods other than in accordance with GAAP. While we believe this information is a useful supplement to GAAP based measures as presented herein, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor is such a measure necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

Taxable-equivalent Net Interest Margin (excluding the impact of purchase accounting)	Quarter Ended					Calendar	Calendar
	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	2018	2019
Reported taxable-equivalent net interest margin	3.63%	3.30%	3.37%	3.41%	3.37%	3.36%	3.43%
Effect of purchase accounting							
Total interest-earning assets (loans)	-0.29%	-0.17%	-0.24%	-0.20%	-0.27%	-0.04%	-0.30%
Total interest-bearing liabilities (Time deposits)	-0.01%	-0.01%	-0.01%	0.00%	0.00%	0.00%	0.02%
Purchase accounting effect on interest margin	-0.30%	-0.18%	-0.25%	-0.20%	-0.27%	-0.03%	-0.21%
Taxable-equivalent Net Interest Margin (excluding the impact of purchase accounting)	3.33%	3.12%	3.12%	3.21%	3.10%	3.33%	3.22%

GAAP to Non-GAAP Reconciliation Continued

($ in millions, except per share data)

Non GAAP Financial Measure Reconciliation

Reported	2015	2016	2017	2018	2019
Net Interest Income	34.3	36.5	43.8	52.2	69.3
Plus Non-Interest Income	19.2	19.7	19.9	21.0	28.5
Total Revenue (A)	**53.5**	**56.3**	**63.8**	**73.2**	**97.8**
Total Non-Interest Expense (B)	**44.6**	**48.1**	**50.3**	**57.9**	**77.3**
Efficiency Ratio (B / A)	83%	86%	79%	79%	79%

Income Statement / Diluted Share	2015	2016	2017	2018	2019
Core Revenue (C)	51.6	54.9	62.6	72.2	93.1
Core Non-Interest Expense (D)	44.6	48.1	50.3	54.7	68.3
Core Pre-tax pre-provision Income (C - D)	**7.0**	**6.7**	**12.2**	**17.4**	**24.7**
Diluted Shares (E)	8.1	8.1	8.2	8.5	10.5
Core Revenue / Diluted Share (C / E)	6.34	6.74	7.61	8.45	8.85
Core Non-Interest Expense / Diluted Share (D / E)	5.48	5.91	6.12	6.41	6.50
Core Pre-tax Pre-provision Income / Diluted Share (C - D)	**0.86**	**0.83**	**1.49**	**2.04**	**2.35**

Core	2015	2016	2017	2018	2019
Net Interest Income	34.3	36.5	43.8	52.2	69.3
Plus Non-Interest Income	19.2	19.7	19.9	21.0	28.5
Minus Security Gains	-1.9	-1.4	-1.2	-1.0	-4.7
Total Core Revenue (C)	**51.6**	**54.9**	**62.6**	**72.2**	**93.1**
Non-Interest Expense	44.6	48.1	50.3	57.9	77.3
Minus Branch Consolidation & Merger Exp	0.0	0.0	0.0	-3.2	-9.0
Total Core Non-Interest Expense (D)	**44.6**	**48.1**	**50.3**	**54.7**	**68.3**
Core Efficiency Ratio (D / C)	86%	88%	80%	76%	73%

Tangible Book Value	2015	2016	2017	2018	2019
Total Shareholders Equity	133.1	134.9	144.8	173.4	223.2
Minus Goodwill	-0.1	-0.8	-0.8	-12.6	-19.9
Minus Intangible Assets	-0.1	-0.2	-0.2	-3.1	-5.6
Tangible Book Value (F)	**132.9**	**133.8**	**143.8**	**157.7**	**197.8**
Ending Period Shares (G)	**8.3**	**8.3**	**8.3**	**9.4**	**11.2**
Tangible Book Value / Share (F / G)	*16.06*	*16.15*	*17.22*	*16.73*	*17.66*

Efficiency Ratio Reconciliation

EFFICIENCY RATIO RECONCILIATION (ANNUAL):

	2019	2018	2017	2016	2015
Non-interest expense	77,302	57,935	50,330	48,140	44,607
Net interest income	69,295	52,156	43,809	36,545	34,334
Non-interest income	28,541	21,024	19,949	19,739	19,178
Total revenue	97,836	73,180	63,758	56,284	53,512
Efficiency ratio	79.01%	79.17%	78.94%	85.53%	83.36%

EFFICIENCY RATIO RECONCILIATION (QUARTERLY):

	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Non-interest expense	18,431	18,304	19,707	18,079	23,292
Net interest income	20,798	18,262	17,941	18,079	18,515
Non-interest income	7,193	7,074	7,028	8,602	7,774
Total revenue	27,991	25,336	24,969	26,681	26,289
Efficiency ratio	65.85%	72.25%	78.93%	67.99%	88.60%

Orrstown Financial Services, Inc.






ORRSTOWN BANK

MISSION: *"We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust."*

VISION: *"We aspire to be the financial institution of choice focused on quality client service, innovative solutions and sound financial advice."*

Presentations Given Third Quarter 2020